LIPPER HIGH INCOME BOND FUND
                            LIPPER U.S. EQUITY FUND
                         PRIME LIPPER EUROPE EQUITY FUND

                             The Lipper Funds, Inc.
                                101 Park Avenue
                               New York, NY 10178
                      For information call 1-800-LIPPER 9


                                   SUPPLEMENT
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION


                               November 16, 1998

     This Supplement, dated November 16, 1998, to the Statement of Additional Information, dated March 25, 1998, is not itself a prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus and the Statement of Additional Information. No investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses and the Statement of Additional Information may be obtained without charge by writing or calling the Company at the address and telephone number set forth above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses and the Statement of Additional Information.

     The Statement of Additional Information, dated March 25, 1998, is supplemented by including the following to the end of the section entitled "Performance Information".

Other

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in relevant articles appearing in newspapers or periodicals, shareholder reports (including the investment composition of a Fund), as well as the views of the Fund's Advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Fund may also

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include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communications may include symbols, headlines or other materials that highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Fund's Advisers. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products and services.

     Charts and graphs using net asset value ("NAV"), adjusted net asset values and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     A Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicator showing when an NAV has crossed, stayed above, or stayed below its moving average.

     A Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other mutual funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

     A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background, experience and expertise of the Adviser and/or portfolio managers for each Fund.